EXHIBIT 10(c)

                              Patriot National Bank

                             1999 Stock Option Plan

         PATRIOT NATIONAL BANK, a bank organized and existing under the laws of the United States of America (the "Bank"), has adopted its 1999 Stock Option Plan (this "Plan") with the intention of promoting the interests of the Bank and the shareholders of the Bank by providing officers and other employees of the Bank (including directors who are also employees of the Bank) and of its Subsidiaries with appropriate incentives and rewards to encourage them to enter into or continue in the employ of the Bank and by providing options to certain of its current directors who, without compensation, provided valuable assistance to the Bank in connection with its organization and initial operation which would allow such officers, employees and directors to acquire a proprietary interest in the long-term success of the Bank, thereby aligning their interest more closely to the interest of shareholders generally.

                             I. PURPOSES OF THE PLAN

         The purposes of this Plan are as follows:

         1.1. To provide an additional incentive for the officers and key employees of the Bank and it Subsidiaries to further the growth, development and financial success of the Bank by personally benefiting through the ownership of capital stock of the Bank;

         1.2. To enable the Bank to obtain and retain the services of officers and key employees of the Bank and its Subsidiaries considered essential to the long-range success of the Bank by offering them an opportunity to own shares of the Bank's capital stock which will reflect such growth, development and financial success; and

         1.3. To provide a benefit to those of its current directors who, without compensation, rendered valuable services to the Bank in connection with its organization and initial operation by offering them an opportunity to acquire shares of the Bank's capital stock which will reflect the growth, development and financial success of the Bank.

                     II. DEFINITIONS; RULES OF CONSTRUCTION

         2.1. DEFINITIONS. The terms defined in this Article shall have the following meanings for purposes of this Plan:

               (a) "Bank" shall mean Patriot National Bank, a bank organized and existing under the laws of the United States of America.

               (b) "Board of Directors" shall mean the Board of Directors of the Bank.


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               (c) "Internal  Revenue Code" shall mean the Internal Revenue Code of 1986, as amended.

               (d) "Change in Control" means:

                   (i) a change in control of the direction and administration of the Bank's business of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or any successor rule or regulation) promulgated under the Exchange Act, whether or not the Bank is then subject to such reporting requirements;

                   (ii) any person (as such term is used in Sections 14(d) and 14(d)(2) of the Exchange Act but excluding any employee benefit plan of the
Bank) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank representing 50% or more of the combined voting power of the Bank's outstanding securities then entitled ordinarily (and apart from rights accruing under special circumstances) to vote for the election of directors;

                   (iii) during any period of two consecutive years, the individuals who at the beginning of such period constitute the Board of Directors or any individuals who would be Continuing Directors cease for any reason to constitute at least a majority thereof;

                   (iv) the Board of Directors shall approve a sale of all or substantially all of the assets of the Bank; or

                   (v) the Board of Directors shall approve any merger, consolidation or like business combination or reorganization of the Bank, the consummation of which would result in the occurrence of any event described in clause (ii) or (iii) above;

provided, however, that none of the foregoing events shall constitute a Change in Control if such event occurs as a result of an agreement or transaction approved by the Continuing Directors, either before or after the occurrence of such event, and the Continuing Directors in approving such agreement or transaction determine that it is not in the best interest of the Bank for such agreement or transaction to constitute a Change in Control for purposes of this Plan; provided, further, that, if the reorganization of the Bank into a holding company structure by becoming a wholly owned subsidiary of Patriot National Bancorp, Inc., a Connecticut corporation, is approved at the 1999 Annual Meeting of Shareholders of the Bank and becomes effective, neither such approval nor such effectiveness shall constitute a Change in Control.

               (e) "Committee" shall mean the Personnel Committee of the Board of Directors or such other committee of the Board of Directors designates to allocate among Participants Options which may be granted pursuant to Article IV. hereof.

               (f) "Common Stock" shall mean the Common Stock, par value $2.00 per share, of the Bank.


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               (g)  "Continuing  Directors"  means  each  director  of the  Bank elected at the 1999 Annual Meeting of Shareholders of the Bank and any successor to any such director and any additional director who (i) after the 1999 Annual Meeting of Shareholders of the Bank was nominated or selected by a majority of the Continuing Directors in office at the time of his or her nomination or selection and (ii) at the time of his or her nomination or selection is not an "affiliate" or "associate" (as defined in Regulation 12B under the Exchange Act) of any person who is the beneficial owner, directly or indirectly, of securities representing 25% or more of the combined voting power of the Bank's outstanding securities then entitled ordinarily to vote for the election of directors.

               (h) "Disability" shall mean: (i) any physical or mental condition that would qualify a Participant for a disability benefit under any long-term disability plan maintained by the Bank or a Subsidiary of the Bank and applicable to such Participant or (ii) when used in connection with the exercise of an Incentive Stock Option following termination of employment, disability within the meaning of Section 22(e)(3) of the Internal Revenue Code.

               (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

               (j) "Fair Market Value" shall mean the average closing price per share of the Common Stock for the 20 trading days ending of the fifth trading day immediately preceding the applicable date as reported on the composite tape of the principal national stock exchange on which the Common Stock is then listed or, if the Common Stock is not listed on any national stock exchange, the closing price per share of Common Stock as reported on The NASDAQ Stock Market, Inc., or, if the Common Stock is not listed on any national stock exchange or quoted on The NASDAQ Stock Market, Inc., such other reporting system as shall be selected by the Board of Directors; provided, however, that for purposes of fixing the exercise price of any Incentive Stock Option, "Fair Market Value" shall be the greater of the amount determined a provided above or the closing price per share on the trading day immediately preceding the applicable date. If the Common Stock is not publicly traded, the Board of Directors shall determine the Fair Market Value using criteria as it shall determine, in its sole discretion, to be appropriate for the valuation.

               (k) "For Cause" shall mean (i) the continued failure by the Participant substantially to perform his or her duties as a director, officer or employee of the Bank (other than any such failure resulting from his or her incapacity due to physical or mental illness) or (ii) the engaging by the Participant in conduct which is materially injurious to the Bank, monetarily or otherwise, in either case as determined by the Board of Directors.

               (l) "Incentive Stock Option" shall mean an Option that is an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code.


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               (m)  "Option"  shall  mean an  option  granted  to a  Participant pursuant to this Plan.

               (n) "Option Agreement" shall mean any agreement between the Bank and a Participant evidencing an Option.

               (o) "Non-Qualified Stock Option" shall mean an Option that is not an Incentive Stock Option.

               (p) "Participant" shall mean any director, officer or employee of the Bank or any Subsidiary who is granted an option pursuant to this Plan which remains outstanding.

               (q) "Plan" shall mean this 1999 Stock Option Plan, as amended from time to time.

               (r) "QDRO" shall mean a qualified domestic relations order as defined in Section 414(p) of the Internal Revenue Code or Title I, Section 206(d)(3) of the Employee Retirement Income Security Act of 1974, as amended (to the same extent as if this Plan were subject thereto), or the applicable rules thereunder.

               (s) "Rule 16(b)-3" shall mean Rule 16b-3 under Section 16 of the Exchange Act, as amended from time to time.

               (t) "Subsidiary" shall mean a "subsidiary corporation" within the meaning Section 414(f) of the Internal Revenue Code.

               (u) "10% Shareholder" shall mean any person who, at the time an Option is granted, owns shares of the Bank or any Subsidiary or parent corporation of the Bank which possess more than 10% of the total combined voting power of all classes of shares of the Bank or of any Subsidiary or parent corporation of the Bank.

         2.2. RULES OF CONSTRUCTION. For purposes of this Plan and any Option Agreement, unless otherwise expressly provided or the context otherwise requires, the terms defined in this Plan include the plural and the singular, and pronouns of either gender or neutral shall include, as appropriate, the other pronoun forms.

                   III. COMMON STOCK AVAILABLE UNDER THIS PLAN

         3.1. AGGREGATE SHARE LIMIT. The maximum number of shares of Common Stock that may be issued under this Plan is 130,000, subject to adjustment as provided in Article VII.

         3.2. AVAILABILITY OF SHARES UPON TERMINATION OF OPTIONS. If any Option or portion of an Option expires or otherwise terminates without having been exercised, the number of shares of Common Stock as to which such Option expires or otherwise terminates shall again become available for purposes of this Plan.


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         3.3. TREASURY SHARES; NO FRACTIONAL  SHARES. The Common Stock which may be delivered upon exercise of an Option may be treasury or authorized but unissued shares of Common Stock or Common Stock acquired, subsequently or in anticipation of a transaction under this Plan, in the open market or in privately negotiated transactions to satisfy the requirements of this Plan. No fractional shares shall be issued. The Board of Directors shall determine whether cash or other property shall be issued or paid in lieu of such fractional shares of whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

         3.4. EXERCISE PRICE; WITHHOLDING. The exercise price for the Common Stock issuable upon exercise of an Option and any withholding obligation under applicable tax laws shall be paid in cash or any combination of (i) cash, (ii) a check payable to the order of the Bank, (iii) the delivery of Common Stock having a Fair Market Value equivalent to the applicable exercise price and withholding obligation, (iv) a reduction in the amount of Common Stock otherwise deliverable pursuant to such Option, (v) by notice and third party payment in such manner as may be authorized by the Board of Directors. In the case of a payment by the means described in clause (iii) or (iv) above, the value of the Common Stock so delivered or offset shall be determined by reference to the fair market value of the Common Stock on the date as of which the payment or offset is made.

         3.5. CASHLESS EXERCISE. The Board of Directors may permit the exercise of an Option and the payment of any applicable withholding tax in respect of an Option by delivery of written notice, subject to the Bank's receipt of a third party payment in full in cash for the exercise price and the applicable withholding prior to issuance of Common Stock, in the manner and subject to the procedures as may be established by the Board of Directors.

         3.6. TRANSFER OF COMMON STOCK TO A PARTICIPANT. As soon as practicable after receipt by the Bank of payment for Common Stock with respect to which an Option or portion thereof is exercised by a Participant, the Bank shall issue or transfer to the Participant the number of shares of Common Stock as to which such Option has been exercised.

                        IV. GRANT OF OPTIONS TO EMPLOYEES

         4.1. ELIGIBILITY. Except as otherwise provided with respect to grants of Options pursuant to Article V. of this Plan, the Board of Directors may grant Options, in such amounts and with such terms and conditions as the Board of Directors may determine, subject to the provisions of the Plan. The persons who shall be eligible to receive Options under this Article IV. shall be employees of the Bank or its Subsidiaries (including officers of the Bank or its Subsidiaries, whether or not they are directors of the Bank or its Subsidiaries) as the Board of Directors or the Committee may select from time to time. Directors who are not employees or officers of the Bank shall not be eligible to receive Options under this Plan except as otherwise provided in Article V. of this Plan. Each Option granted pursuant to this Article IV. shall be clearly identified in the applicable Option Agreement as either an Incentive Option or a Non-Qualified Stock Option.


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         4.2.  ALLOCATION  OF OPTIONS.  The Board of Directors may grant Options under this Article IV. subject to the attainment of such performance goals as the Board of Directors may establish and may delegate to the Committee the authority to allocate the Options so granted to such employees and covering such number of shares of Common Stock as the Committee shall determine, the date that the Committee determines that such performance goals are met being the date of the grant of such Options.

         4.3. EXERCISE PRICE. Each Option Agreement with respect to an Option shall set forth the amount per share (the "option exercise price") payable by the Participant to the Bank upon exercise the Option. The option exercise price per share shall be determined by the Board of Directors but shall in no event be less than the Fair Market Value of a share of Common Stock on the date the Option is granted; provided, however, that the option exercise price for any Incentive Stock Option granted to a 10% Shareholder may not be less than 110% of the Fair Market Value on the date of grant.

         4.4.  EXERCISABILITY AND TERM OF OPTIONS.

               (a) An Option shall become exercisable as to one-third of the shares covered by it on the date of grant and on each of the first and second anniversaries, respectively, of the date of grant of the Option unless a different period is provided by the Board of Directors at the time of grant thereof.

               (b) The term of each Option shall be a period of ten years from the date of grant unless otherwise provided by the Board of Directors at the time of grant thereof; provided, however, that the term of any Incentive Stock Option granted to a 10% Shareholder shall be a period of five years from the date of grant unless a shorter period is provided by the Board of Directors at the time of grant thereof.

         4.5. ACCELERATION OF EXERCISABILITY UPON A CHANGE IN CONTROL. In the event of a Change in Control of the Bank, all then outstanding Options shall immediately become exercisable in full. The Board of Directors, in its discretion, may determine that, upon the occurrence of a transaction described in clauses (i) through (v) of the definition of "Change in Control," each Option outstanding under this Plan shall terminate within a specified number of days after notice to the Participant, and such Participant shall receive, with respect to each share subject to such Option, cash in an amount equal to the excess of the Fair Market Value of such share immediately prior to the occurrence of such transaction over the option exercise price per share of such Option. The provisions contained in the preceding sentence shall be inapplicable to an Option granted within six months before the occurrence of a transaction described above if the Participant holding such Option is a director or officer of the Bank or the beneficial owner of the Common Stock who is described in
Section 16(a) of the Exchange Act, except in the event of such Participant's death or Disability prior to the expiration of such six-month period.

         4.6. LIMITATIONS ON INCENTIVE STOCK OPTIONS. To the extent that the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under this Plan and any other stock option plan of the Bank (or any Subsidiary or parent


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corporation of the Bank) shall exceed  $100,000,  or such higher value as may be permitted under Section 422 of the Internal Revenue Code, such Incentive Stock Options shall be treated as Non-Qualified Stock Options. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted.

         4.7. NOTIFICATION UPON DISQUALIFYING DISPOSITION UNDER SECTION 421(B) OF THE INTERNAL REVENUE CODE. Each Option Agreement with respect to an Incentive Stock Option shall require the Participant to notify the Bank of any disposition of shares of Common Stock delivered upon the exercise of an Incentive Stock Option under the circumstances described in Section 421(b) of the Internal Revenue Code (relating to certain disqualifying dispositions), within ten days of such disposition.

         4.8.  EFFECT OF TERMINATION OF EMPLOYMENT

               (a) Termination other than for Death, Disability or Cause. Unless the applicable Option Agreement provides otherwise, in the event that the employment with the Bank or a Subsidiary or parent corporation of the Bank of a Participant holding an Option granted under this Article IV. is terminated for any reason other than death, Disability or Cause, (i) such Options granted to such Participant, to the extent that they are exercisable at the time of such termination, shall remain exercisable until the date that is three months after such termination, on which date they shall expire and (ii) such Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. Notwithstanding the foregoing, no such Option shall be exercisable after the expiration of its term.

               (b) Termination for Death or Disability. Unless the applicable Option Agreement provides otherwise, in the event that the employment with the Bank or a Subsidiary or parent corporation of the Bank of a Participant holding an Option granted under this Article IV. is terminated on account of the Disability or death of the Participant; (i) such Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the first anniversary of such termination, on which date they shall expire and (ii) such Options granted to such Participant, to the extent that they were not exercisable at the time of such termination shall expire at the close of business on the date of such termination, Notwithstanding the foregoing, no such Option shall be exercisable after the expiration of its term.

               (c) Termination For Cause. Notwithstanding the foregoing, any Option outstanding under Article IV. of this Plan shall terminate immediately upon any termination of a Participant's employment with the Bank or any Subsidiary or parent corporation of the Bank For Cause.

         4.9. ADJUSTMENTS. Options granted under this Article shall be subject to adjustment as provided in Article VII. of this Plan.



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         4.10.  LIMITATIONS  OF  AMENDMENTS.  The provisions of this Article IV.
with respect to the amount, exercise price and timing of Options and the eligibility requirements shall not be amended more than once every six months (other than as may be necessary to conform to any applicable changes in the Internal Revenue Code or the rules thereunder), unless such amendment would be consistent with the provisions of Rule 16b-3.

                          V. SPECIFIC GRANTS OF OPTIONS

         5.1. GRANT OF OPTIONS TO CERTAIN DIRECTORS. Upon the approval of this Plan by the shareholders of the Bank at the 1999 Annual Meeting of Shareholders of the Bank, Options hereunder shall be awarded to the following directors of the Bank for the number of shares of Common Stock set forth opposite their names in the following table:





                      NAME OF DIRECTOR                   NUMBER OF SHARES

                     Herbert A. Bregman                        6,000
                     Fred DeCaro, Jr.                         34,000
                     L. Morris Glucksman                      16,000
                     Michael Intrieri                         10,000
                     Richard Naclerio                         15,000
                     Salvatore Trovato                        20,000
                     Philip W. Wolford                         9,000

         The Options granted pursuant to this Article V. shall be Non-Qualified Stock Options except that the Options granted to Philip W. Wolford shall be Incentive Stock Options and the Options granted to Fred DeCaro, Jr. shall be
Incentive Stock Options to the maximum extent permitted under the Internal Revenue Code.

         5.2. EXERCISE PRICE. The option exercise price for the Options granted pursuant to this Article V. shall be the Fair Market Value per share of Common Stock as of the date of the 1999 Annual Meeting of Shareholders of the Bank.

         5.3.  EXERCISABILITY  AND TERM.  The Options  granted  pursuant to this
Article V. shall be immediately exercisable on the date of grant and shall have a term of ten years from the date of grant.

         5.4. EFFECT OF TERMINATION OF SERVICE. The Options granted pursuant to this Article V. shall remain exercisable for the term thereof notwithstanding that the holder thereof ceases to serve as a director of the Bank.

         5.5. ADJUSTMENTS. Options granted under this Article V. shall be subject to adjustment as provided in Article VII. of this Plan.



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                              VI. OPTION AGREEMENTS

         6.1. OPTION AGREEMENTS. Each Option under this Plan share be evidenced by an Option Agreement in a form approved by the Board of Directors setting forth the number of shares of Common Stock subject to the Option, and the price and term of the Option. The Option Agreement shall also set forth (or incorporate by reference) the other material terms and conditions applicable to the Option as determined by the Board of Directors consistent with the limitations of this Plan.

         6.2. INCORPORATED PROVISIONS. Option Agreements shall be subject to the terms of this Plan and shall be deemed to include the following terms:

               (a) NON-ASSIGNABILITY. The Option shall not be assignable nor transferable, except (i) by will or by the laws of descent and distribution or
(ii) pursuant to a QDRO or any other exception to transfer restrictions expressly permitted by the Board of Directors and set forth in the Option Agreement (or an amendment thereto). The restrictions on exercise and transfer shall not be deemed to prohibit, to the extent permitted by the Board of Directors, transfers without consideration for estate and financial planning purposes, transfers to such other persons or in such other circumstances as the Board of Directors may in the Option Agreement expressly permit. During the lifetime of a Participant, the Option shall be exercised only by such Participant or by his or her guardian or legal representative, except as expressly otherwise provided consistent with the foregoing transfer restrictions.

               (b) RIGHTS AS SHAREHOLDER. A Participant shall have no rights as a holder of Common Stock with respect to any unissued Common Stock covered by an Option until the date the Participant becomes the holder of record of such Common Stock.

               (c) WITHHOLDING. The Participant shall be responsible for payment of any taxes or similar charges required by law to be withheld with respect to the exercise of an Option, and these obligations shall be paid by the Participant on or prior to the delivery of shares of Common Stock upon exercise of an Option. A Participant shall satisfy the withholding obligations as provided in Section 3.4.

         6.3. CONTRACT RIGHTS, FORMS AND SIGNATURES. Any obligation of the Bank with respect to an Option shall be based solely upon the contractual obligations created by this Plan and the applicable Option Agreement. No Option shall be enforceable until the Option Agreement has been signed by the Participant and on behalf of the Bank. By executing an Option Agreement, a Participant shall be deemed to have accepted and consented to the terms of this Plan, and any action taken in good faith under this Plan by and within the discretion of the Board of Directors or its delegates. Except as expressly provided in this Plan or in an Option Agreement, there shall be no third party beneficiaries of the obligations of the Bank under such Option Agreement.



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                                VII. ADJUSTMENTS

         7.1. CHANGES IN CAPITALIZATION. If there shall occur any recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, merger, combination, consolidation, or other reorganization or any extraordinary dividend or other extraordinary distribution in respect of the Common Stock (whether in the form of cash, Common Stock or other property), or any split-up, spin-off, extraordinary redemption, combination or exchange of outstanding shares of Common Stock, or there shall occur any other similar transaction or event in respect of the Common Stock, or a sale of all or substantially all of the assets of the Bank as an entirety, then the Board of Directors shall, in the manner and to the extent, if any, as it deems appropriate and equitable to the Participants and consistent with the terms of this Plan, and taking into consideration the effect on the event of the holders of the Common Stock:

               (a) proportionately adjust any or all of:

                   (i) the number and type of Common Stock which thereafter may be made the subject of Options;

                   (ii) the number, amount and type of Common Stock, other property or cash subject to any or all outstanding Options;

                   (iii) the exercise price of any or all outstanding Options;

                   (iv) the securities, cash or other property deliverable upon exercise of the outstanding Options;

                   (v) any other terms as are effected by the event; or

               (b)  subject  to  any  applicable   limitations  under  generally
accepted accounting principles, provide for:

                   (i) an appropriate and proportionate cash settlement or distribution; or

                   (ii) the substitution or exchange of any or all outstanding Options.

         7.2. FORMATION OF BANK HOLDING COMPANY. Notwithstanding the provisions of Section 7.1 hereof, in the event that the reorganization of the Bank into a holding company structure by becoming a wholly owned subsidiary of Patriot National Bancorp, Inc., a Connecticut corporation, is approved at the 1999 Annual Meeting of Shareholders of the Bank and becomes effective, all references herein and in any Option Agreement to "Common Stock" shall thereafter be deemed references to the Common Stock of Patriot National Bancorp, Inc. The obligation of the Bank to issue or deliver shares of its Common Stock under any Option then outstanding or thereafter granted under this Plan shall be deemed to be satisfied in full by the issuance or delivery by Patriot National Bancorp, Inc. of an equal number of shares of its Common Stock; provided, however, that


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the  number of shares  subject  to any  Option  shall  thereafter  be subject to adjustment as provided in this Article VII. based on changes in the capital stock of Patriot National Bancorp, Inc.

                              VIII. ADMINISTRATION

         8.1. AUTHORITY AND STRUCTURE. This Plan and all Options granted shall be administered by the Board of Directors.

         8.2. CONSTRUCTION AND INTERPRETATION. The Board of Directors shall have the power to interpret and administer this Plan and the Option Agreements, and to adopt, amend and rescind related rules and procedures. All questions of interpretation and determinations with respect to this Plan, the number of shares of Common Stock and the terms of any Option Agreements, the adjustments required or permitted by Article VII. and other determinations hereunder shall be made by the Board of Directors and its determination shall be final and conclusive upon all parties in interest. In the event of any conflict between an Option Agreement and any non-discretionary provision of this Plan, the terms of this Plan shall govern.

         8.3. RULE 16B-3 CONDITIONS; BIFURCATION OF PLAN. It is the intent of the Bank that this Plan and the Options hereunder satisfy and be interpreted in a manner that satisfies any applicable requirements of Rule 16b-3 so that the Participants will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act and will not be subjected to avoidable liability thereunder as to Options intended to be entitled to the benefits of Rule 16b-3.

         8.4. DELEGATION AND RELIANCE. The Board of Directors may delegate to the officers or employees of the Bank the authority to execute and deliver those instruments and documents, to do all acts and things, and to take all other steps deemed necessary, advisable or convenient for the effective administration of this Plan in accordance with its terms and purpose. In making any determination or in taking or not taking any action under this Plan, the Board of Directors may obtain and may rely upon the advise of experts, including professional advisors to the Bank. No director, officer, employee or agent of the Bank shall be liable for any such action or determination made or omitted in good faith.

         8.5. EXCULPATION AND INDEMNITY. Neither the Bank nor any member of the Board of Directors, nor any other person participating in any determination of any question under this Plan, or in the interpretation, administration or application of this Plan, shall have any liability to any person for any action taken or not taken in good faith under this Plan or for the failure of an Option to qualify for exemption or relief under Rule 16b-3 or to comply with any other law, compliance with which is not required on the part of the Bank.

                                IX. MISCELLANEOUS

         9.1. NO SPECIAL EMPLOYMENT RIGHTS; NO RIGHT TO OPTION. Nothing contained in this Plan or any Option or Option Agreement shall confer upon any Participant any


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right  with  respect  to the  continuation  of  service  with  the  Bank  or any
Subsidiary or parent corporation of the Bank or interfere in any way with the right of the Bank or any Subsidiary or parent corporation of the Bank, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant.

         No person shall have any claim or right to receive an Option hereunder, except as provided in Article V. hereof. The grant of an Option to a Participant at any time shall neither require the grant of any other Option to such Participant or other person at any time or preclude the Board of Directors from making subsequent grants to such Participant or any other person.

         9.2. EFFECTIVE DATE; DURATION. This Plan has been adopted by the Board of Directors. This Plan shall become effective upon and shall be subject to the approval of the shareholders of the Bank at the 1999 Annual Meeting of Shareholders of the Bank. This Plan shall remain in effect until any and all Options under this Plan have been exercised, converted or terminated under the terms of this Plan and the applicable Option Agreements. Notwithstanding the foregoing, no Option shall be granted under this Plan after the Annual Meeting of Shareholders of the Bank in 2000. Any Option granted prior to such date may be amended after such date in any manner that would have been permitted prior to such date, except that no such amendment shall increase the number of shares subject to such Option.

         9.3. COMPLIANCE WITH LAWS. This Plan, any Option Agreement and the grant, exercise, conversion and operation of Options, and the issuance and delivery of Common Stock and/or other securities or property under this Plan are subject to compliance with all applicable federal and state laws, rules and regulations (including, but not limited to, state and federal insider trading, registration, reporting and other securities laws and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Bank, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions (and the person acquiring such securities shall, if requested by the Bank, provide such evidence, assurance and representations to the Bank as to compliance with any thereof) as the Bank may deem necessary or desirable to assure compliance with all applicable legal requirements.

         The Bank  shall  be under no  obligation  to  effect  the  registration pursuant to the Securities Act of 1933, as amended, or any regulation thereunder, of any interests in this Plan or any shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Bank shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Common Stock pursuant to this Plan unless and until the Bank is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and the requirements of any securities exchange on which shares of Common Stock are traded. The Board of Directors may require as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms of this Plan, that the recipient


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of such shares make such  covenants,  agreements and  representations,  and that such certificates bear such legends, as the Board of Directors, in its sole discretion, deems necessary or desirable.

         The transfer of any shares of Common Stock hereunder shall be effective only at such time as counsel to the Bank shall have determined that the transfer of such shares is in compliance with all applicable laws, regulations of governmental authorities and the requirements of any stock exchange on which shares of Common Stock are traded. The Board of Directors may, in its sole discretion, defer the effectiveness of any transfer of shares of Common Stock hereunder in order to allow the transfer of such shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Board of Directors shall inform the Participant in writing of its decision to defer the effectiveness of a transfer. During the period of such deferral in connection with the exercise of an Option, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

         9.4. NOTIFICATION OF ELECTION UNDER SECTION 83(B) OF THE INTERNAL REVENUE CODE. If any Participant shall, in connection with the acquisition of shares of Common Stock under this Plan, make the election permitted under
Section 83(b) of the Internal Revenue Code (i.e., an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such Participant shall notify the Bank of such election within ten days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Section 83(b) of the Internal Revenue Code.

         9.5. OWNERSHIP AND TRANSFER RESTRICTIONS. Common Stock acquired upon exercise of Options shall be subject to the restrictions on ownership and transfer set forth in the Option Agreement.

         9.6. NON-EXCLUSIVITY OF PLAN. Nothing in this Plan shall limit or be deemed to limit the authority of the Bank or the Board of Directors to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

         9.7. SEVERABILITY. In case any provision of this Plan shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions, or of such provision in any other jurisdiction, shall not in any way be affected or impaired thereby.

         9.8. EXPENSES AND RECEIPTS. The expenses of this Plan shall be paid by the Bank. Any proceeds received by the Bank in connection with any Option will be used for general corporate purposes.

         9.9. FAILURE TO COMPLY. In addition to the remedies of the Bank elsewhere provided for herein, failure by a Participant (or beneficiary or transferee) to comply with any of the terms and conditions of this Plan or the applicable Option Agreement, unless


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                                                                              14




such failure is remedied by such Participant (or beneficiary or transferee) within ten days after notice of such failure by the Board of Directors, shall be grounds for the cancellation and forfeiture of such Option, in whole or in part, as the Board of Directors, in its absolute discretion, may determine.

         9.10. APPLICABLE LAW. This Plan, any Option Agreement and any related documents and matters shall be governed in accordance with the laws of the State of Connecticut, except as to matters of federal law.